Annual Total Returns- Federated Hermes Government Obligations Tax-Managed Fund (Automated Shares) [BarChart] - Automated Shares - Federated Hermes Government Obligations Tax-Managed Fund - AS	2016	2017	2018	2019	2020
Total	0.01%	0.39%	1.36%	1.72%	0.24%